UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end: February 28, 2015

Date of reporting period: August 31, 2014

Item 1. Reports to Stockholders.

The American Trust
Allegiance Fund

One Court Street
Lebanon, New Hampshire 03766

Semi-Annual Report

For The Six Months Ended

August 31, 2014

American Trust Allegiance Fund

October 2014

Dear Fellow Shareholders,

Many investors feel they are subject to a stock market that moves on waves of fear and greed. To be a contrarian investor, then, would imply investing based on the opposite behavioral states of courage and discipline. We profess to you that we have a strong and stubborn contrarian streak, borne of a philosophical belief that in dealing with crowd mentality, it is best to stray from it. So we stand before you not having beaten the crowd, but rather, having been beaten by it—although not terribly so. Nevertheless, we stand before you with our courage and discipline intact. We’ll return to that topic in a moment.

The performance of the American Trust Allegiance Fund (the “Fund”) during the six months ended August 31, 2014 (that constitute the measurement period for this Semi-Annual Report) was a total return of 8.49% versus 8.84% for the S&P 500® Index. For the calendar 2014 year-to-date period ended August 31, which is an eight-month period, the return comparison stands at 8.21% for the Fund versus 9.89% for the S&P 500® Index. See annualized returns below for standardized performance.

Of the 2014 year-to-date relative performance, almost half of the difference between the Fund and the S&P 500® Index can be attributed to the lack of healthcare exposure in the Fund. The exhibit on the following page shows year-to-date performance by sector, and sector weightings for the S&P 500® Index as compared to the Fund. Lack of healthcare exposure through August contributed approximately 0.64% (or 64 basis points) of underperformance. This was by far the largest sector weight contributor to the Fund’s performance.

Annualized returns as of 8/31/14
					Since
	One	Five	Ten	15	Inception
	Year	Year	Year	Year	(3/11/97)
Allegiance Fund	22.88%	14.47%	7.88%	4.17%	7.07%
S&P 500® Index	25.25%	16.88%	8.38%	4.78%	7.26%

Gross expense ratio: 1.88%
Net expense ratio: 1.45%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-385-7003.  There are contractual fee waivers through 6/27/15.

American Trust Allegiance Fund

Partially offsetting this, and the second largest contributor in terms of attribution, was our overweight in the technology sector. This added 0.33% to performance. We continue to favor the technology sector, finding it to be attractively priced relative to its growth potential.

Year-to-date performance for the S&P 500® Index and its industry sectors, through 8/31/14

Source: American Trust Investment Advisors, LLC (“ATIA”), FactSet

					Attribution
	YTD	12/31/13 weights			of sector
Sector	Performance	S&P 500	ATAFX	Delta	weights in %
Health Care	14.8%	13.0%	0.0%	-13.0%	(0.64)
Technology	13.6%	18.6%	27.6%	9.0%	0.33
Utilities	13.2%	2.9%	3.6%	0.7%	0.02
S&P 500	9.9%				0.00
Energy	9.8%	10.2%	10.0%	-0.2%	0.00
Materials	9.1%	3.5%	3.2%	-0.3%	0.00
Financials	6.5%	16.2%	16.3%	0.1%	(0.00)
Cons. Staples	4.8%	9.8%	10.8%	1.0%	(0.05)
Telecom	3.2%	2.3%	2.7%	0.4%	(0.03)
Cons. Disc.	2.8%	12.5%	11.4%	-1.1%	0.08
Industrials	2.6%	10.9%	14.4%	3.5%	(0.25)

As of 8/31/14					(0.54)

American Trust Allegiance Fund

So, how do we decide which sectors to underweight or overweight?  This is where we return to our discussion of courage and discipline. Let’s start with discipline.

Our discipline is both “top down” as well as “bottom up.” Said differently, we think about the value and prospects of entire sectors of the stock market, as well as the value and prospects of individual stocks. This is a reflexive process. For instance, if we find that there are many inexpensive financial service stocks, we may consider a larger sector allocation. Alternatively, if we noted that, in aggregate, financial service companies seemed inexpensive, it would cause us to look at the valuations of individual stocks in that sector.

The table below, replete with definitions of some of the technical terms employed, is an example of how we might think about opportunity and risk for entire sectors of the stock market.

In the table, if you look at the valuations of the S&P 500® Index sectors, you will see that some of the better performing groups, such as healthcare, are trading at relatively high levels. For instance, health care trades at 17.0 times next twelve months earnings, shown here as a 17.0 price-to-earnings (“P/E”) ratio. This is 0.4 standard deviations above its 10 year historical P/E ratio. This suggests that health care stocks are expensive, at least relative to their historical levels. If you look down the table you’ll see that both the industrials and information technology sectors look to be relatively inexpensive compared to their 10-year history, at a 0.5 and 0.6 standard deviation discount to the historical levels.  This would seem to make a case for being overweight industrials and information technology, and indeed, as of August 31, 2014, the Fund is positioned with significantly greater exposure through stocks in these sectors as compared to the S&P 500® Index.

While reversion to the mean, which is implied in the approach taken in this table, is not in and of itself an investment philosophy, we are comforted in our outlook knowing that we are generally overweight sectors which are inexpensive relative to their own history, and underweight sectors which are expensive relative to their own histories. The exceptions are:  1) consumer staples, whose weighting is an attempt to mitigate risk in the fund by overweight of an economically resilient sector. This is particularly important for the Fund owing to the lack of healthcare exposure; and 2) consumer discretionary, which has only moved into the more attractive valuation range in the last few weeks, and which we believe could prove to be a fruitful area for additional holdings.

American Trust Allegiance Fund

Selected valuation and growth metrics for the S&P 500 Index sectors as of 8/31/14

ATAFX		NTM		Std Dev to	NTM EPS	PEG	Free Cash
weights		P/E Ratio		10-yr History	Growth	Ratio	Flow Yield
+	Consumer
	Staples	17.9	x	0.6	9%	2	4.8
-	Energy	14.3	x	0.5	10%	1.5	1.2
---	Health Care	17.0	x	0.4	11%	1.5	5.3
-	Materials	17.3	x	0.1	13%	1.3	2.9
--	Consumer
	Discretionary	18.3	x	-0.3	17%	1.1	4.1
+	Financials	13.6	x	-0.3	10%	1.4	NM
++	Industrials	16.3	x	-0.5	11%	1.5	5.1
+	Utilities	16.1	x	-0.5	4%	4.2	0
+++	Information
	Technology	15.9	x	-0.6	13%	1.2	6.3
+	Telecom
	Services	13.6	x	-1.2	5%	3	7.9

Key to relative sector weights (see prior table for exact sector weights)
+++	Significantly overweighted
++	Moderately overweighted
+	Slightly overweighted
-	Slightly underweighted
--	Moderately underweighted
---	Significantly underweighted

Source: ATIA, Factset, GS Strategy Research

NTM P/E Ratio – Next Twelve Months price to earnings ratio. A commonly used way to assess how “expensive” a stock might be; the price of a share of stock divided by the expected earnings per share over the next twelve months; higher values are considered more expensive.

Standard Deviation (“SD”) – SD is a commonly used measure of variability used in statistics and probability.  It shows the extent to which there is dispersion or variability from a central value, such as a mean (average) value.  Low standard deviations mean there is little variability in the data, while high standard deviations mean there is extensive variability in the data.  In a “normal” distribution (standard bell curve), 68% of the values will fall within one standard deviation of the mean (or average).

EPS – Earnings per share.  The amount of money a company earns in a given period (typically a quarter or a year) for each share of the company.

PEG Ratio – (Price/earnings)/growth rate. This ratio, calculated by dividing the P/E ratio by an earnings growth rate, is used to relate how expensive a stock is on a relative basis after factoring in the expected growth in earnings, since higher growing stocks typically warrant higher P/E ratios. The higher the PEG ratio, the higher the valuation as measured

American Trust Allegiance Fund

by a P/E ratio is for a given unit of growth. Higher numbers are more “expensive” than lower values, all else being equal.

Free Cash Flow Yield – Free cash flow per share/Price per share. Higher numbers generally indicate more favorable stocks as investors like to minimize the amount they pay for a given level of cash flow.

P/E Ratio – Price to earnings ratio.  A commonly used way to assess how ‘expensive’ a stock might be; The price of a share of stick divided by the expected earnings per share for the current fiscal year; higher values are considered more expensive.

A second element of discipline in our approach, and this is in the realm of “bottom up” work, i.e., based on examination of individual company prospects, involves our attempt to mitigate risk and potentially enhance returns through analysis of company balance sheets. Specifically, we tend to avoid companies with distressed balance sheets that would be vulnerable in a rising interest-rate environment. Conversely, we are overweight a number of insurance companies which stand to benefit from rising rates. Currently, these companies include MetLife, Inc., Principal Financial Group, Inc. and Loews Corporation (through their 90% ownership of insurer CNA). We believe that Berkshire Hathaway Inc., another Fund holding, also stands to benefit in a rising rate environment owing to its large cash holdings, in addition to its insurance subsidiaries.

Another factor in the Fund’s relative underperformance in the six month and year-to-date periods includes stock selection geared toward a recovery of U.S. capital spending. Such stocks include major engineering and construction companies such as Chicago Bridge & Iron Company N.V. and Jacobs Engineering Group Inc.—both of which have hurt relative performance. Additionally, we believe our sector overweight for industrials in general, a drag year-to-date, should benefit from a turn in capital spending.

We continue to have a high level of conviction that this capital spending thesis will play out in the U.S. economy and potentially for the benefit of our portfolio.  Our confidence is based on the competitive advantage afforded to U.S. companies by: 1) comparatively low energy prices; 2) labor costs that have finally become competitive with other major exporting countries—notably including China—on a productivity-adjusted basis owing to stagnant wages in the U.S. and soaring wages abroad; 3) proximity to the healthier spending environment of the U.S. consumer; and 4) advances in technology in which U.S. companies continue to lead. While the anticipated pick-up in capital spending has proved elusive for several years now, we are encouraged by the 6.7% second quarter increase in industrial production, and the 8.4% increase in capital spending in the quarter. This is only one data point, but it is a start.

American Trust Allegiance Fund

Beyond discipline in investing, which is fundamental and very important, stands courage.  In recent weeks, the stock market has been volatile as concerns mount about global economic growth, the strength of the dollar, plunging oil prices, and geopolitical unrest.

These four topics are related:

1)
Global economic growth: While the U.S. economy reported healthy and accelerating gross domestic product (GDP) growth of 4.6% for the second quarter, accompanied by a drop in the unemployment rate to 5.9%, much of the rest of the world is facing anemic growth prospects in the short term;  (Source: Bureau of Economic Analysis and Bureau of Labor Statistics.)

2)	Strength of the dollar: The relative strength of the U.S. economy is attracting investment in U.S. assets and the dollar as a currency, leading to dollar appreciation;

3)
Plunging oil prices: Rapidly rising U.S. oil and gas production, a dynamic largely confined to the U.S. at this point, is leading to stronger U.S. growth, and increased spending power for U.S. consumers, but also to a drop in global oil prices as global supply outpaces global demand growth; and

4)
Geopolitical unrest: U.S. disengagement in Iraq and arguably in the Middle East more broadly, in part afforded by growing U.S. energy independence, has led to instability that now demands U.S. attention.

The implications of these four trends are concerning, but we see some positive aspects that surface longer term, calming investor concern. These positives include a fundamentally more competitive U.S. manufacturing base that should lead to wage growth and the reemergence of the U.S. economy as an engine for global growth; a move toward multilateral defense responsibility on the part of our allies—thereby reducing demand on U.S. military spending; and relatively tame inflation in the U.S. owing to lower oil prices and the lower cost of imported goods given dollar strength. The market is quite susceptible to mood swings, and dread about Ebola, amongst other things, is undoubtedly also taking its toll. Take courage. This too shall pass.

American Trust Allegiance Fund

Notwithstanding the somewhat somber tenor of this letter, we are relatively pleased with the absolute performance of the Fund over the past six and twelve months, and buoyed by the conviction that a healthy mix of discipline and courage (always an effective antidote to fear and greed) we feel should help relative performance in coming periods. We are grateful to you for your support of The American Trust Allegiance Fund and we hope that, in return, we can help you meet your financial goals.

Sincerely yours,

Paul H. Collins	Carey Callaghan

Past performance is not a guarantee of future results.

Must be preceded or accompanied by a prospectus.

Opinions expressed above are those of the investment adviser and are subject to change, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in small and medium-capitalization companies which tend to have limited liquidity and greater price volatility than larger-capitalization companies. The Fund’s social policy may cause it to make or avoid investments for social reasons when it is otherwise disadvantageous to do so. The Fund may invest in foreign and emerging market securities which will involve greater volatility and political, economic and currency risks and differences in accounting methods. The risks are particularly significant for funds that invest in emerging markets. The fund may makes short sales of securities, which involves the risk that losses may exceed the original amount invested.

The S&P 500® Index is an unmanaged index commonly used to measure performance of U.S. stocks.  This index is not available for investment and does not incur charges or expenses.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Investments for complete holdings.

Basis point – 1/100 of 1%
Delta – Difference between two numbers
The American Trust Allegiance Fund is distributed by Quasar Distributors, LLC.

American Trust Allegiance Fund

EXPENSE EXAMPLE at August 31, 2014 (Unaudited)

As a shareholder of a fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (3/1/14 – 8/31/14).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.45% per the operating expenses limitation agreement. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

American Trust Allegiance Fund

EXPENSE EXAMPLE at August 31, 2014 (Unaudited), Continued

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	3/1/14	8/31/14	3/1/14 – 8/31/14*
Actual	$1,000.00	$1,084.90	$7.62
Hypothetical (5% return	$1,000.00	$1,017.90	$7.37
before expenses)

*
Expenses are equal to the Fund’s annualized expense ratio of 1.45%, multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

SECTOR ALLOCATION OF PORTFOLIO ASSETS
at August 31, 2014 (Unaudited)

Percentages represent market value as a percentage of total investments.

American Trust Allegiance Fund

SCHEDULE OF INVESTMENTS at August 31, 2014 (Unaudited)

Shares	COMMON STOCKS: 97.81%	Value

	Administrative Support and Services: 1.64%
337	Priceline.com, Inc.*	$419,332

	Apparel Manufacturing: 4.60%
13,210	Burberry Group PLC - ADR	619,153
8,680	VF Corp.	556,562
		1,175,715

	Broadcasting (except Internet): 2.10%
9,800	Comcast Corp. - Class A	536,354

	Chemical Manufacturing: 6.51%
3,360	Colgate-Palmolive Co.	217,493
9,080	LyondellBasell Industries NV - Class A#	1,038,298
1,740	Praxair, Inc.	228,897
2,460	Tupperware Brands Corp.	180,220
		1,664,908

	Computer and Electronic
	Product Manufacturing: 9.59%
6,335	Apple, Inc.	649,337
25,420	EMC Corp.	750,653
9,420	Qualcomm, Inc.	716,862
7,360	Teradata Corp.*	336,131
		2,452,983

	Conglomerates: 2.97%
17,390	Loews Corp.	760,639

	Credit Intermediation and
	Related Activities: 2.06%
8,450	Discover Financial Services	527,027

	Data Processing, Hosting,
	and Related Services: 1.35%
18,680	Acxiom Corp.*	346,421

	Electrical Equipment, Appliance,
	and Component: 2.99%
5,000	Whirlpool Corp.	765,100

	Food Manufacturing: 4.34%
11,620	ConAgra Foods, Inc.	374,164
10,901	Gruma, S.A.B. de C.V. - Class B - ADR*	497,740
6,560	Mondelez International, Inc. - Class A	237,406
		1,109,310

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

SCHEDULE OF INVESTMENTS at August 31, 2014 (Unaudited), Continued

Shares		Value

	Heavy and Civil
	Engineering Construction: 3.97%
16,005	Chicago Bridge & Iron Co. N.V.#	$1,015,037

	Insurance Carriers and
	Related Activities: 10.04%
7,120	Berkshire Hathaway, Inc. - Class B*	977,220
16,960	MetLife, Inc.	928,390
12,170	Principal Financial Group, Inc.	660,709
		2,566,319

	Leather and Allied
	Product Manufacturing: 0.98%
3,200	Nike, Inc. - Class B	251,360

	Machinery Manufacturing: 6.56%
40,630	Applied Materials, Inc.	938,756
5,100	Cummins, Inc.	740,061
		1,678,817

	Merchant Wholesalers, Durable Goods: 0.73%
6,870	Swatch Group AG - ADR	185,971

	Nonstore Retailers: 3.76%
17,310	eBay, Inc.*	960,705

	Oil and Gas Extraction: 6.67%
8,510	Occidental Petroleum Corp.	882,742
39,560	Pacific Rubiales Energy Corp.#	823,363
		1,706,105

	Other Information Services: 2.08%
460	Google, Inc. - Class A*	267,886
460	Google, Inc. - Class C*	262,936
		530,822

	Pipeline Transportation: 5.24%
22,550	The Williams Companies, Inc.	1,340,372

	Professional, Scientific &
	Technical Services: 2.26%
10,710	Jacobs Engineering Group, Inc.*	577,376

	Publishing Industries: 2.40%
7,880	SAP AG - ADR	614,088

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

SCHEDULE OF INVESTMENTS at August 31, 2014 (Unaudited), Continued

Shares		Value

	Real Estate: 5.09%
17,196	CBRE Group, Inc. - Class A*	$546,489
36,300	Forest City Enterprises, Inc. - Class A*	755,040
		1,301,529

	Support Activities for Mining: 3.46%
8,070	Schlumberger Ltd.#	884,795

	Telecommunications: 2.92%
7,580	American Tower Corp.	747,388

	Transportation Equipment
	Manufacturing: 3.50%
51,400	Ford Motor Co.	894,874
	TOTAL COMMON STOCKS
	(Cost $18,878,523)	25,013,347

	SHORT-TERM INVESTMENTS: 2.28%

582,324	Fidelity Institutional Money Market
	Government Portfolio - Class I, 0.01%†	582,324
3,164	Reserve Primary Fund - Class 5+‡	—
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $585,488)	582,324
	Total Investments in Securities
	(Cost $19,464,011): 100.09%	25,595,671
	Liabilities in Excess of Other Assets: (0.09)%	(22,074)
	Net Assets: 100.00%	$25,573,597

*	Non-income producing security.
#	U.S. traded security of a foreign issuer.
+	Valued at a fair value in accordance with procedures established by the Fund’s Board of Trustees.
‡
Illiquid security.  As of August 31, 2014, the security had a value of $0 (0.0% of net assets).  The security was acquired between September 16, 2008 and October 22, 2008, and has a cost basis of $3,164.

†	Rate shown is the 7-day annualized yield as of August 31, 2014.
ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

STATEMENT OF ASSETS AND LIABILITIES at August 31, 2014 (Unaudited)

ASSETS
Investments in securities, at value (cost $19,464,011)	$25,595,671
Receivables:
Dividends and interest	39,552
Dividend tax reclaim	4,343
Prepaid expenses	9,183
Total assets	25,648,749

LIABILITIES
Payables:
Due to advisor	13,272
Administration fees	12,535
Audit fees	9,087
Transfer agent fees and expenses	10,932
Fund accounting fees	6,754
Legal fees	3,657
Custody fees	1,029
Shareholder reporting	14,501
Chief Compliance Officer fee	1,934
Accrued other expenses	1,451
Total liabilities	75,152

NET ASSETS	$25,573,597
Net asset value, offering and redemption price
per share [$25,573,597 / 877,907 shares
outstanding; unlimited number of shares
(par value $0.01) authorized]	$29.13

COMPONENTS OF NET ASSETS
Paid-in capital	$18,739,896
Undistributed net investment income	16,867
Accumulated net realized gain on investments	685,174
Net unrealized appreciation on investments	6,131,660
Net assets	$25,573,597

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

STATEMENT OF OPERATIONS
For the Six Months Ended August 31, 2014 (Unaudited)

INVESTMENT INCOME
Income
Dividends (net of foreign tax withheld
and issuance fees of $4,999)	$202,194
Interest	47
Total income	202,241
Expenses
Advisory fees (Note 4)	116,281
Administration fees (Note 4)	24,480
Transfer agent fees and expenses (Note 4)	22,359
Fund accounting fees (Note 4)	13,799
Registration fees	9,754
Audit fees	9,087
Legal fees	5,402
Reports to shareholders	4,166
Chief Compliance Officer fee (Note 4)	4,101
Trustee fees	3,656
Custody fees (Note 4)	2,200
Miscellaneous expense	1,916
Insurance expense	1,354
Total expenses	218,555
Less: advisory fee waiver (Note 4)	(41,074)
Net expenses	177,481
Net investment income	24,760

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	527,519
Net change in unrealized
appreciation on investments	1,451,134
Net realized and unrealized
gain on investments	1,978,653
Net increase in net assets
resulting from operations	$2,003,413

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	August 31, 2014	Year Ended
	(Unaudited)	February 28, 2014

INCREASE/(DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$24,760	$29,594
Net realized gain on investments	527,519	2,307,149
Net change in unrealized
appreciation on investments	1,451,134	1,464,405
Net increase in net assets
resulting from operations	2,003,413	3,801,148

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(58,719)
From net realized gain on investments	—	(726,667)
Total distributions	—	(785,386)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	713,917	161,390
Total increase in net assets	2,717,330	3,177,152

NET ASSETS
Beginning of period	22,856,267	19,679,115
End of period	$25,573,597	$22,856,267
Includes undistributed net
investment income/(loss) of	$16,867	$(7,893)

(a)	A summary of share transactions is as follows:

	Six Months Ended
	August 31, 2014		Year Ended
	(Unaudited)		February 28, 2014
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	58,729	$1,610,526	92,482	$2,332,847
Shares issued in
reinvestment of
distributions	—	—	23,714	613,954
Shares redeemed	(32,081)	(896,609)	(111,120)	(2,785,411)
Net increase	26,648	$713,917	5,076	$161,390

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

FINANCIAL HIGHLIGHTS
For a share outstanding throughout the period

	Six Months
	Ended
	8/31/14		Year Ended
	(Unaudited)		2/28/14	2/28/13	2/29/12	2/28/11	2/28/10
Net asset value,
beginning of period	$26.85		$23.26	$21.55	$20.47	$16.90	$11.08

Income from
investment operations:
Net investment
income	0.03		0.04	0.02	0.04	0.04	0.03
Net realized and
unrealized gain
on investments	2.25		4.49	1.71	1.07	3.55	5.85
Total from investment
operations	2.28		4.53	1.73	1.11	3.59	5.88
Less distributions:
From net
investment income	—		(0.07)	(0.02)	(0.03)	(0.02)	(0.06)
From net
realized gain
on investments	—		(0.87)	—	—	—	—
Total distributions	—		(0.94)	(0.02)	(0.03)	(0.02)	(0.06)
Net asset value,
end of period	$29.13		$26.85	$23.26	$21.55	$20.47	$16.90
Total return	8.49	%‡	19.64%	8.04%	5.44%	21.25%	53.07%

Ratios/supplemental data:
Net assets, end of
period (thousands)	$25,574		$22,856	$19,679	$17,754	$17,545	$15,129
Ratio of expenses to
average net assets:
Before fee waiver	1.78	%†	1.88%	1.94%	2.04%	2.13%	2.27%
After fee waiver	1.45	%†	1.45%	1.45%	1.45%	1.45%	1.45%
Ratio of net investment
income/(loss) to average
net assets:
Before fee waiver	(0.13	)%†	(0.29)%	(0.40)%	(0.39)%	(0.44)%	(0.69)%
After fee waiver	0.20	%†	0.14%	0.09%	0.20%	0.24%	0.13%
Portfolio turnover rate	4.89	%‡	48.03%	50.66%	48.59%	76.63%	79.51%

†	Annualized.
‡	Not annualized.

The accompanying notes are an integral part of these financial statements.

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2014 (Unaudited)

NOTE 1 – ORGANIZATION

The American Trust Allegiance Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company.  The investment objective of the Fund is to seek capital appreciation.  The Fund began operations on March 11, 1997.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes:  It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2012 – 2014, or expected to be taken in the Fund’s 2015 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions, Income and Distributions:  Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are calculated on the basis of first in, first out.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2014 (Unaudited), Continued

The Fund distributes substantially all net investment income, if any, and net realized gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

E.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.
REITs:  The Fund has made certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon available funds from operations.  It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion being designated as a return of capital.  The Fund intends to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

G.
Events Subsequent to the Fiscal Period End:  In preparing the financial statements as of August 31, 2014, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2014 (Unaudited), Continued

fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

The Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities:  The Fund’s investments are carried at fair value. Equity securities, including common stocks, that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price. Investments in open-end mutual funds are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2014 (Unaudited), Continued

Short-Term Securities:  Short-term securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of Advisors Series Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Fund’s administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

Illiquid Securities:  A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued.  Illiquid securities may be valued under methods approved by the Fund’s Board of Trustees as reflecting fair value.  At August 31, 2014, the Fund had investments in illiquid securities with a total value of $0 or 0.0% of net assets.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of August 31, 2014:

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2014 (Unaudited), Continued

	Level 1	Level 2	Level 3	Total
Common Stocks
Administrative Support
and Waste Management	$419,332	$—	$—	$419,332
Construction	1,015,037	—	—	1,015,037
Finance and Insurance	3,853,985	—	—	3,853,985
Information	2,027,685	—	—	2,027,685
Manufacturing	10,179,038	—	—	10,179,038
Mining	2,590,900	—	—	2,590,900
Professional, Scientific,
and Technical Services	577,376	—	—	577,376
Real Estate and
Rental and Leasing	2,048,917	—	—	2,048,917
Retail Trade	960,705	—	—	960,705
Transportation and
Warehousing	1,340,372	—	—	1,340,372
Total Common Stocks	25,013,347	—	—	25,013,347
Short-Term Investments	582,324	—	—	582,324
Total Investments
in Securities	$25,595,671	$—	$—	$25,595,671

Refer to the Fund’s Schedule of Investments for a detailed break-out of common stocks by industry classification. Transfers between levels are recognized at August 31, 2014, the end of the reporting period. The Fund recognized no significant transfers to/from level 1 or level 2. There were no level 3 securities held in the Fund during the six months ended August 31, 2014.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the six months ended August 31, 2014, American Trust Investment Advisors, LLC (the “Advisor”) provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.95% based upon the average daily net assets of the Fund. For the six months ended August 31, 2014, the Fund incurred $116,281 in advisory fees.

The Fund is responsible for its own operating expenses.  The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses to 1.45% of average daily net assets.  Any such reduction made by the

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2014 (Unaudited), Continued

Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  For the six months ended August 31, 2014, the Advisor reduced its fees in the amount of $41,074; no amounts were reimbursed to the Advisor.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $321,303 at August 31, 2014.  Cumulative expenses subject to recapture expire as follows:

Year	Amount
2015	$100,749
2016	88,144
2017	91,336
2018	41,074
$321,303

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.

U.S. Bancorp Fund Services, LLC (“USBFS”) also serves as the fund accountant and transfer agent to the Fund. U.S. Bank N.A., an affiliate of USBFS, serves as the Fund’s custodian.

For the six months ended August 31, 2014, the Fund incurred the following expenses for administration, fund accounting, transfer agency, custody, and Chief Compliance Officer fees:

Fund Administration	$24,480
Fund Accounting	13,799
Transfer Agency (a)	12,246
Chief Compliance Officer	4,101
Custody	2,200

(a)	Does not include out-of-pocket expenses

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2014 (Unaudited), Continued

At August 31, 2014, the Fund had payables due to USBFS for administration, fund accounting, transfer agency and Chief Compliance Officer fees and to U.S. Bank N.A. for custody fees in the following amounts:

Fund Administration	$12,535
Fund Accounting	6,754
Transfer Agency (a)	6,176
Chief Compliance Officer	1,934
Custody	1,029

(a)	Does not include out-of-pocket expenses

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are also employees of the Administrator.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the six months ended August 31, 2014, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $1,779,299 and $1,146,034, respectively.

NOTE 6 – LINE OF CREDIT

The Fund has a credit line in the amount of $575,000.  This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Fund’s custodian, U.S. Bank N.A.  During the six months ended August 31, 2014, the Fund did not draw upon the line of credit.

NOTE 7 –	INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Net investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to differing treatments of wash sales and late-year losses.

The tax character of distributions paid during the six months ended August 31, 2014 and the year ended February 28, 2014 was as follows:

	August 31, 2014	February 28, 2014
Ordinary income	$—	$54,284
Long-term capital gains	—	731,102

American Trust Allegiance Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2014 (Unaudited), Continued

Ordinary income distributions may include dividends paid from short-term capital gains.

As of February 28, 2014, the Fund’s most recent fiscal year end, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments (a)	$18,327,241
Gross tax unrealized appreciation	5,139,884
Gross tax unrealized depreciation	(459,368)
Net tax unrealized appreciation	4,680,516
Undistributed ordinary income	—
Undistributed long-term capital gain	157,665
Total distributable earnings	157,665
Other accumulated gains/(losses)	(7,893)
Total accumulated earnings/(losses)	$4,830,288

(a)	The cost for federal income tax purposes differs from the cost for financial statement purposes due to wash sales.

At February 28, 2014, the Fund had no capital loss carryforwards available to offset future realized gains, if any.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Under the law in effect prior to the Act, pre-enactment net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

The Fund utilized $1,415,102 of its capital loss carryforward in the year ended February 28, 2014.

At February 28, 2014, the Fund deferred, on a tax basis, post-December late-year losses of $7,893.

American Trust Allegiance Fund

NOTICE TO SHAREHOLDERS at August 31, 2014 (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-385-7003 or on the SEC’s website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30, 2014

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-385-7003.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Fund’s Form N-Q is also available by calling 1-800-385-7003.

American Trust Allegiance Fund

HOUSEHOLDING

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-385-7003 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•Information we receive about you on applications or other forms;

•Information you give us orally; and/or

•Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Advisor
American Trust Investment Advisors, LLC
One Court Street
Lebanon, NH  03766
(603) 448-6415

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI  53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202
(800) 385-7003

Custodian
U.S. Bank N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI  53212

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Legal Counsel
Paul Hastings LLP
75 East 55th Street
New York, NY  10022

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus please call 1-800-385-7003.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)* /s/ Douglas G. Hess__
              Douglas G. Hess, President

Date  11/4/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Douglas G. Hess__
  Douglas G. Hess, President

Date  11/4/14

By (Signature and Title)*  /s/ Cheryl L. King
   Cheryl L. King, Treasurer

Date  11/4/14

* Print the name and title of each signing officer under his or her signature